SAPIENT QUALITY SELECT ETF Ticker Symbol: SQS Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS March 5, 2026 https://sapientqualityselect.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated March 5, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://sapientqualityselect.com. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Sapient Quality Select ETF (the “Fund”) seeks to provide long-term total return.

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.80%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$82	$255
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in companies that Sapient Capital, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, believes exhibit both quality and growth characteristics across sectors and geographies. The Sub-Adviser seeks to predominantly invest in companies that have demonstrated one or more of the following traits:

Strong Growth Attributes	•solid revenue, EBITDA, and cash from operations growth •solid free cash flow growth •a positive trend in estimated earnings •the potential for dividend growth and/or yield growth

Attractive Quality Attributes
•a high percentage of cash flow to sales or cash flow to net income
•high correlation of asset growth to sales growth
•high levels of free cash flow and absolute cash from growth
•manageable/reasonable levels of debt

Above Average Profitability	•high levels of return on assets and return on equity •strong operating margins and cash flow margins •meaningful and/or expanding return on invested capital and weighted average cost of capital spread
Attractive Valuation Attributes
▪reasonable absolute price-to-earnings (P/E); enterprise value-to-earnings before interest, taxes, depreciation & amortization (EV/EBITDA); enterprise value-to-sales (EV/Sales); and enterprise value-to-cash flow (EV/Cash Flow) ratios
▪attractive relative valuations vs. peers and the market

Strong Management Profile	•strong management teams with a history of intelligent capital allocation and commitment to shareholder value
These quality and growth characteristics are subject to change.
The Sub-Adviser begins its investment process by analyzing the overall market to identify long-term themes and areas of change or growth. These may include broad trends or transformations—such as technological innovation, demographic shifts, changes in government policy, geopolitical developments, or evolving market conditions—that are reshaping the economy, labor markets, capital flows, or productivity. The Sub-Adviser focuses on these types of catalysts that it believes can drive sustained growth over time.
During this stage of the investment process, the Sub-Adviser identifies or excludes specific sectors or industries based on the Sub-Adviser’s expectations for how such sectors or industries will be affected by the above catalysts. For example, the recent emergence of artificial intelligence as a major area of change and growth has created opportunities across several industries, including data center construction, semiconductors, large-scale cloud computing (“hyper-scalers”), and power generation.
After selecting specific sectors or industries to focus on, the Sub-Adviser develops a list of companies it believes are most likely to be meaningfully affected by these long-term themes and changes. Each such company is then evaluated through a quantitative screening process that assigns a score based on the quality and growth characteristics described above.
The final stage of the investment process involves a detailed fundamental review of companies that have been identified by the Sub-Adviser’s quantitative screening process for their quality and growth characteristics. At this stage, the Sub-Adviser conducts in-depth research to identify companies that are well-positioned to benefit from one or more of the identified themes or market trends.
Using a bottom-up approach, the Sub-Adviser evaluates each company’s financial health and business fundamentals. This includes reviewing metrics such as debt-to-equity ratios, dividend policies and payout ratios, free cash flow margins, earnings quality, and valuation measures. The Sub-Adviser also considers the demand for a company’s products and services, its competitive advantages relative to peers, and the skill and discipline of its management team.
Following this fundamental analysis, the Sub-Adviser selects a portfolio of companies that individually or collectively are expected to benefit from the themes and changes the firm has identified. The Sub-Adviser generally views investments as long-term holdings (typically one year or more), but the Fund may hold securities for shorter periods when circumstances change—for example, if the investment thesis weakens, market conditions shift, or a more compelling opportunity arises.
In addition to the above strategy for selecting individual companies, the Sub-Adviser may invest a portion of the Fund’s assets in U.S.-listed equity securities, depositary receipts, or ETFs that enable broad exposure to the U.S. or global equity market or a variety of sectors, industries, geographic regions or countries (e.g., emerging markets), factors (e.g., market capitalizations, volatility, or inflation sensitivity), and strategies or styles (e.g., growth or dividend-paying stocks). The Fund typically invests in U.S. and foreign securities, including common stocks, depositary receipts, and real estate investment trusts that have a market capitalization of greater than $500 million. The Fund’s foreign security exposure generally will be obtained through investments in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) or through ETFs that have exposure to foreign securities. In addition, the Fund may invest without limit in foreign securities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. When large capitalization companies are out of favor, these securities may lose value or may not appreciate in line with the overall market. In addition, large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology or consumer tastes, and also may not be able to attain the high growth rate of successful small companies, especially during extended periods of economic expansion.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.
Quality Stocks Risk. Stocks included in the Fund are deemed by the Sub-Adviser to be quality stocks, but there is no guarantee that the past performance of these stocks will continue. Companies that issue these stocks may experience a decline in value, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.
Growth Stock Investment Risk. Growth-oriented common stocks may involve larger price swings and greater potential for loss than other types of investments. Growth stocks tend to trade at a premium when analyzed using tradition valuation metrics such as price-to-earnings ratio and price-to-book ratio. Due to this premium valuation, growth stocks tend to be more susceptible to big price swings. In bull markets, they tend to rise at a much faster pace than the overall market, and they tend to decline at a more rapid rate in bear markets.
Dividend-Paying Securities Risk. Investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Securities of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other securities, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Depositary Receipts Risk. The risks of investments in depositary receipts, including American Depositary Receipts (“ADRs”), or Global Depositary Receipts (“GDRs”), are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative analysis, and its processes could be adversely affected if erroneous or outdated data is utilized. The securities selected using quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. In addition, the investment analysis used in making investment decisions may not adequately consider certain factors, or may contain design flaws or faulty assumptions, any of which may result in a decline in the value of an investment in the Fund.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee table above as “Acquired Fund Fees and Expenses.”
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. In addition, because securities held by the Fund may trade on foreign exchanges that are closed when its primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio manager’s success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio manager and the skill of the Adviser, Sub-Adviser, and/or portfolio manager in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio manager about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://sapientqualityselect.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Sapient Capital, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGER
Thomas Pence, CFA, is the portfolio manager and the person primarily responsible for the day-to-day management of the Fund. Mr. Pence has served as portfolio manager of the Fund since its inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.